UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2012

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)
This Current Report on Form 8-K/A supplements the Current Report on Form 8-K filed by Key Technology, Inc. (the “Company”) on May 18, 2012 disclosing the resignation of David M. Camp, Director, President and Chief Executive Officer of the Company, from all of his positions with the Company effective May 16, 2012.    In connection with his resignation, the Company subsequently entered into a Separation Agreement and General Release (the "Agreement") with Mr. Camp pursuant to which, among other things:

    • The Company agreed to pay Mr. Camp $300,000 as separation pay in a single payment on the first regular payroll date following the termination of his employment relationship with the Company on June 23, 2012.

    • The Company agreed to accelerate the vesting of 25,582 shares of time-based restricted common stock of the Company held by Mr. Camp that would otherwise have vested on September 30, 2012.

    • Subject to concurrent review and acceptance by the Company, the Company agreed to purchase through the period ended December 31, 2012 up to 25,000 shares of the Company's common stock currently held by Mr. Camp, to the extent tendered by Mr.
     Camp, at then-applicable market prices less $0.03 per share, in increments of not less than 5,000 shares.

    • The Company agreed to employ Mr. Camp as an independent consultant to the Company for one year through June 2013 in exchange for an initial payment of $10,000 and twelve monthly payments thereafter of $5,000 per month.

    • The Company agreed to provide COBRA benefits to Mr. Camp for a period of one year.

    • Mr. Camp agreed to a general release of all claims against the Company.

    • Mr. Camp and the Company agreed to customary provisions regarding non-disparagement, dispute resolution and certain other matters.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement which is attached as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
The following exhibit is furnished with this Current Report on Form 8-K/A:
	99.1	Separation Agreement and General Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ John J. Ehren
John J. Ehren
President and Chief Executive Officer

Dated:  June 12, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Separation Agreement and General Release